Exhibit 32

CERTIFICATIONS PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Energy Conversion Devices, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Mark D. Morelli, Chief Executive Officer of the Company, and Sanjeev Kumar, Chief Financial Officer of the Company, respectively, do each hereby certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that based on his knowledge:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d)

     of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects,

     the financial condition and results of operations of the Company.

/s/ Mark D. Morelli
Mark D. Morelli

Chief Executive Officer

November 8, 2007

/s/ Sanjeev Kumar

Sanjeev Kumar

Chief Financial Officer

November 8, 2007